Exhibit 4.1

FOURTEENTH SUPPLEMENTAL INDENTURE

This Fourteenth Supplemental Indenture (this “Supplemental Indenture”), dated as of April 16, 2023, has been entered into by and among WeWork Companies LLC, a Delaware limited liability company (the “Company”), WW Co-Obligor Inc., a Delaware corporation (“Co-Obligor” and, together with the Company, the “Issuers”), the guarantors party hereto (the “Guarantors”) and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”).

W I T N E S S E T H

WHEREAS, the Issuers, the Guarantors and the Trustee are party to that certain Senior Notes Indenture, dated as of April 30, 2018 (as supplemented or otherwise modified prior to the date hereof, the “Indenture”), governing the Issuers’ 7.875% Senior Notes due 2025 (the “Notes”);

WHEREAS, Section 9.02 of the Indenture provides that the Issuers, the Guarantors and the Trustee may amend or supplement the Indenture, the Notes and the Note Guarantees, with the consent of the Holders of a majority in principal amount of the Notes then outstanding (the “Requisite Consents”);

WHEREAS, the Issuers and the Guarantors desire to amend certain provisions of the Indenture, as set forth in Section 2 of this Supplemental Indenture (the “Proposed Amendments”);

WHEREAS, the Issuers have received and delivered to the Trustee the Requisite Consents to the Proposed Amendments as evidenced by a report from Epiq Corporate Restructuring, LLC certifying to the receipt of the consents of holders of at least a majority in aggregate principal amount of the Notes outstanding attached to an Officer’s Certificate delivered to the Trustee in connection with the execution of this Supplemental Indenture;

WHEREAS, this Supplemental Indenture has been duly authorized by all necessary corporate action on the part of the Issuers and the Guarantors; and

WHEREAS, all conditions necessary to authorize the execution and delivery of this Supplemental Indenture and to make this Supplemental Indenture valid and binding have been complied with or have been done or performed.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties mutually covenant and agree for the equal and ratable benefit of the Holders as follows:

1.    Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2.    Amendments. Effective on and after the Exchange Consummation Date (as defined in Section 4 hereof):

(a)    Each of the following sections of the Indenture and all references thereto in the Indenture are deleted in their entirety and in the case of each such section, insert in lieu thereof the phrase “[Intentionally Omitted]”:

•	Section 4.02 (Maintenance of Office or Agency);

•	Section 4.04 (Stay, Extension and Usury Laws);

•	Section 4.06 (Reports and Other Information);

•	Section 4.07 (Compliance Certificate);

•	Section 4.08 (Limitation on Restricted Payments);

•	Section 4.09 (Limitation on Indebtedness);

•	Section 4.10 (Limitation on Liens);

•	Section 4.11 (Future Guarantors);

•	Section 4.12 (Limitation on Restrictions on Distribution from Restricted Subsidiaries);

•	Section 4.13 (Designation of Restricted and Unrestricted Subsidiaries);

•	Section 4.14 (Transactions with Affiliates);

•	Section 4.15 (Offer to Repurchase Upon Change of Control);

•	Section 4.16 (Asset Dispositions);

•	Section 4.17 (Effectiveness of Covenants);

•	Clauses (a)(3), (a)(4), (c) and (e) of Section 5.01 (Merger, Consolidation or Sale of All or Substantially All Assets);

•	Clauses (a)(3), (a)(4), (a)(5), (a)(6), (a)(7), (a)(8), (a)(9) and (b) of Section 6.01 (Events of Default);

•	Clauses (a)(2), (a)(3), (a)(4), (a)(5), (a)(6) and (a)(7) of Section 8.04 (Conditions to Legal or Covenant Defeasance).

(b)    Any of the terms or provisions present in the Notes that relate to any of the provisions of the Indenture as amended by this Supplemental Indenture shall also be amended, mutatis mutandis, so as to be consistent with the amendments made by this Supplemental Indenture.

(c)    The Indenture is hereby amended by deleting any definitions from the Indenture with respect to which references would be eliminated as a result of the amendments to the Indenture pursuant to clause (a) above.

(d)    The Indenture and the Notes are hereby amended by deleting all references in the Indenture and the Notes to those sections and subsections that are deleted as a result of the amendments made by this Supplemental Indenture.

(e)    None of the Issuers, the Guarantors, the Trustee or other parties to or beneficiaries of the Indenture shall have any rights, obligations or liabilities under such sections or clauses deleted pursuant to clause (a) above and such sections or clauses shall not be considered in determining whether a Default or Event of Default has occurred or whether the Issuers, the Guarantors or the Trustee have observed, performed or complied with the provisions of the Indenture.

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3.    Effect of Supplemental Indenture. Except as amended hereby, all of the terms of the Indenture shall remain and continue in full force and effect and are hereby confirmed in all respects. From and after the date of this Supplemental Indenture, all references to the Indenture (whether in the Indenture or in any other agreements, documents or instruments) shall be deemed to be references to the Indenture as amended and supplemented by this Supplemental Indenture. The parties hereto agree and acknowledge that the rights, protections and indemnities afforded the Trustee in the Indenture shall apply to the execution hereof and any action (or inaction) in connection herewith.

4.    Effectiveness. Upon the execution and delivery of this Supplemental Indenture by the Issuers, the Guarantors and the Trustee, the Indenture shall be supplemented in accordance herewith, and this Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered under the Indenture shall be bound hereby; provided, that, for the avoidance of doubt, the amendments to the Indenture set forth in Section 2 of this Supplemental Indenture shall not become operative until the Exchange Consummation Date. For purposes hereof, “Exchange Consummation Date” means the date that the Exchange Offers, as defined in that certain confidential offering memorandum and consent solicitation statement, dated as of April 3, 2023 (as amended or otherwise modified from time to time), have been consummated (as to which the Trustee is entitled to conclusively rely on based on an Officer’s Certificate delivered by the Company to the Trustee).

5.    Governing Law. THIS SUPPLEMENTAL INDENTURE WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

6.    Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE, THE INDENTURE, THE NOTES, THE NOTE GUARANTEES OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

7.    Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

8.    Headings. The headings of the Sections of this Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part of this Supplemental Indenture and shall in no way modify or restrict any of the terms or provisions hereof.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

WEWORK COMPANIES LLC

By:	/s/ Andre Fernandez

Name:	Andre Fernandez

Title:	Chief Financial Officer

WW CO-OBLIGOR INC.

By:	/s/ Andre Fernandez

Name:	Andre Fernandez

Title:	Chief Financial Officer

[Signature Page to Fourteenth Supplemental Indenture]

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:	/s/ James W. Hall

Name:	James W. Hall

Title:	Vice President

[Signature Page to Fourteenth Supplemental Indenture]

GUARANTORS:

1 BEACON STREET TENANT LLC

1 BELVEDERE DRIVE TENANT LLC

1 GLENWOOD AVE TENANT LLC

1 LINCOLN STREET TENANT LLC

1 MILK STREET TENANT LLC

1 POST STREET TENANT LLC

1 SOUTH DEARBORN STREET TENANT LLC

1 UNION SQUARE WEST HQ LLC

10 EAST 38TH STREET TENANT LLC

10 EAST 40TH STREET HQ LLC

100 BAYVIEW CIRCLE TENANT LLC

100 BROADWAY TENANT LLC

100 S STATE STREET TENANT LLC

100 SUMMER STREET TENANT LLC

10000 WASHINGTON BOULEVARD TENANT LLC

1001 WOODWARD AVE TENANT LLC

1003 EAST 4TH PLACE TENANT LLC

101 EAST WASHINGTON STREET TENANT LLC

101 MARIETTA STREET NORTHWEST TENANT LLC

101 NORTH 1ST AVENUE TENANT LLC

10250 CONSTELLATION TENANT LLC

1031 SOUTH BROADWAY TENANT LLC

10585 SANTA MONICA BOULEVARD TENANT LLC

10845 GRIFFITH PEAK DRIVE TENANT LLC

10885 NE 4TH STREET TENANT LLC

109 S 5TH STREET TENANT LLC

10900 STONELAKE BOULEVARD TENANT LLC

1099 STEWART STREET TENANT LLC

11 PARK PL TENANT LLC

110TH AVENUE NORTHEAST TENANT LLC

110 CORCORAN STREET TENANT LLC

110 WALL MANAGER LLC

1100 15TH STREET NW TENANT LLC

1100 LUDLOW STREET TENANT LLC

1100 MAIN STREET TENANT LLC

1111 BROADWAY TENANT LLC

1111 WEST 6TH STREET TENANT LLC

1114 W FULTON MARKET Q LLC

By:	/s/ Andre Fernandez

Name:	Andre Fernandez

Title:	Chief Financial Officer & Treasurer

[Signature Page to Fourteenth Supplemental Indenture]

1115 BROADWAY Q LLC

1115 HOWELL MILL ROAD TENANT LLC

1115 W FULTON MARKET Q LLC

115 BROADWAY TENANT LLC

115 EAST 23RD STREET TENANT LLC

1150 SOUTH OLIVE STREET TENANT LLC

1155 PERIMETER CENTER WEST TENANT LLC

1155 WEST FULTON STREET TENANT LLC

1156 6TH AVENUE TENANT LLC

117 NE 1ST AVE TENANT LLC

1175 PEACHTREE TENANT LLC

11801 DOMAIN BLVD TENANT LLC

12 EAST 49TH STREET TENANT LLC

12 SOUTH 1ST STREET TENANT LLC

120 WEST TRINITY PLACE TENANT LLC

1200 17TH STREET TENANT LLC

1200 FRANKLIN AVENUE TENANT LLC

1201 3RD AVENUE TENANT LLC

1201 WILLS STREET TENANT LLC

1201 WILSON BLVD TENANT LLC

12130 MILLENNIUM DRIVE TENANT LLC

1240 ROSECRANS TENANT LLC

125 S CLARK STREET TENANT LLC

125 WEST 25TH STREET TENANT LLC

12655 JEFFERSON BLVD TENANT LLC

128 SOUTH TRYON STREET TENANT LLC

130 5TH AVENUE TENANT LLC

130 MADISON AVENUE TENANT LLC

130 W 42ND STREET TENANT LLC

1305 2ND STREET Q LLC

1330 LAGOON AVENUE TENANT LLC

1333 NEW HAMPSHIRE AVENUE NORTHWEST TENANT LLC

135 E 57TH STREET TENANT LLC

135 MADISON AVE TENANT LLC

1372 PEACHTREE STREET NE TENANT LLC

1389 PEACHTREE STREET NORTHWEST TENANT LLC

1400 LAVACA STREET TENANT LLC

1410 BROADWAY TENANT LLC

1411 4TH AVENUE TENANT LLC

142 W 57TH STREET TENANT LLC

1430 WALNUT STREET TENANT LLC

1440 BROADWAY TENANT LLC

1448 NW MARKET STREET TENANT LLC

1449 WOODWARD AVENUE TENANT LLC

By:	/s/ Andre Fernandez

Name:	Andre Fernandez

Title:	Chief Financial Officer & Treasurer

[Signature Page to Fourteenth Supplemental Indenture]

145 W 45TH STREET TENANT LLC

1450 BROADWAY TENANT LLC

1453 3RD STREET PROMENADE Q LLC

1455 MARKET STREET TENANT LLC

1460 BROADWAY TENANT LLC

148 LAFAYETTE STREET TENANT LLC

149 5TH AVENUE TENANT LLC

149 MADISON AVENUE TENANT LLC

15 WEST 27TH STREET TENANT LLC

150 4TH AVE N TENANT LLC

152 3RD STREET TENANT LLC

1525 11TH AVE TENANT LLC

1535 BROADWAY TENANT LLC

154 W 14TH STREET TENANT LLC

1547 9TH STREET HQ LLC

1557 WEST INNOVATION WAY TENANT LLC

1560 BROADWAY TENANT LLC

16 EAST 34TH STREET TENANT LLC

160 VARICK STREET TENANT LLC

160 W SANTA CLARA ST TENANT LLC

1600 7TH AVENUE TENANT LLC

1601 ELM STREET TENANT LLC

1601 MARKET STREET TENANT LLC

1601 VINE STREET TENANT LLC

161 AVENUE OF THE AMERICAS TENANT LLC

1615 PLATTE STREET TENANT LLC

1619 BROADWAY TENANT LLC

166 GEARY STREET HQ LLC

1660 LINCOLN STREET TENANT LLC

167 N GREEN STREET TENANT LLC

1700 LINCOLN STREET TENANT LLC

1725 HUGHES LANDING BOULEVARD TENANT LLC

1730 MINOR AVENUE TENANT LLC

17300 LAGUNA CANYON ROAD TENANT LLC

177 E COLORADO BLVD TENANT LLC

1775 TYSONS BOULEVARD TENANT LLC

18 WEST 18TH STREET TENANT LLC

180 GEARY STREET HQ LLC

180 SANSOME STREET TENANT LLC

1814 FRANKLIN ST Q LLC

18191 VON KARMAN AVENUE TENANT LLC

1825 SOUTH GRANT STREET TENANT LLC

1828 WALNUT ST TENANT LLC

183 MADISON AVENUE Q LLC

By:	/s/ Andre Fernandez

Name:	Andre Fernandez

Title:	Chief Financial Officer & Treasurer

[Signature Page to Fourteenth Supplemental Indenture]

1840 GATEWAY DR TENANT LLC

185 MADISON AVENUE TENANT LLC

18691 JAMBOREE ROAD TENANT LLC

1875 K STREET NW TENANT LLC

1881 BROADWAY HQ LLC

1900 MARKET STREET TENANT LLC

1900 POWELL STREET TENANT LLC

1910 NORTH OLA AVENUE TENANT LLC

1920 MCKINNEY AVE TENANT LLC

195 MONTAGUE STREET TENANT LLC

199 WATER STREET TENANT LLC

2 BELVEDERE DRIVE TENANT LLC

2 EMBARCADERO CENTER TENANT LLC

2 NORTH LASALLE STREET TENANT LLC

20 W KINZIE TENANT LLC

200 BERKELEY STREET TENANT LLC

200 MASSACHUSETTS AVE NW TENANT LLC

200 PORTLAND TENANT LLC

200 SOUTH BISCAYNE BLVD TENANT LLC

200 SOUTH ORANGE AVENUE TENANT LLC

200 SPECTRUM CENTER DRIVE TENANT LLC

201 SPEAR ST TENANT LLC

2031 3RD AVE TENANT LLC

205 HUDSON STREET TENANT LLC

205 NORTH DETROIT STREET TENANT LLC

21 PENN PLAZA TENANT LLC

210 N GREEN PARTNERS LLC

210 N GREEN PROMOTER LLC

2120 BERKELEY WAY TENANT LLC

21255 BURBANK BOULEVARD TENANT LLC

214 WEST 29TH STREET TENANT LLC

22 CORTLANDT STREET HQ LLC

2201 BROADWAY TENANT LLC

221 6TH STREET TENANT LLC

2211 MICHELSON DRIVE TENANT LLC

222 KEARNY STREET TENANT LLC

222 NORTH SEPULVEDA TENANT LLC

222 S RIVERSIDE PLAZA TENANT LLC

2221 PARK PLACE TENANT LLC

2222 PONCE DE LEON BLVD TENANT LLC

225 SOUTH 6TH ST TENANT LLC

225 W 39TH STREET TENANT LLC

229 WEST 36TH STREET TENANT LLC

231 11 TH AVE TENANT LLC

2323 DELGANY STREET TENANT LLC

By:	/s/ Andre Fernandez

Name:	Andre Fernandez

Title:	Chief Financial Officer & Treasurer

[Signature Page to Fourteenth Supplemental Indenture]

24 FARNSWORTH STREET Q LLC

2-4 HERALD SQUARE TENANT LLC

2401 ELLIOTT AVENUE TENANT LLC

2420 17TH STREET TENANT LLC

2425 EAST CAMELBACK ROAD TENANT LLC

245 LIVINGSTON ST Q LLC

25 WEST 45TH STREET HQ LLC

250 E 200 S TENANT LLC

250 PARK AVENUE TENANT LLC

255 GIRALDA AVENUE TENANT LLC

255 GREENWICH STREET TENANT LLC

255 S KING ST TENANT LLC

2600 EXECUTIVE PARKWAY TENANT LLC

2700 POST OAK BLVD. TENANT LLC

27-01 QUEENS PLAZA NORTH TENANT LLC

2755 CANYON BLVD WW TENANT LLC

28 2ND STREET TENANT LLC

28 WEST 44TH STREET HQ LLC

29 WEST 30TH STREET TENANT LLC

30 HUDSON STREET TENANT LLC

30 WALL STREET TENANT LLC

300 MORRIS STREET TENANT LLC

300 PARK AVENUE TENANT LLC

3000 OLYM BOULEVARD TENANT LLC

3000 S ROBERTSON BLVD Q LLC

3001 BISHOP DRIVE TENANT LLC

3090 OLIVE STREET TENANT LLC

31 ST JAMES AVE TENANT LLC

3101 PARK BOULEVARD TENANT LLC

311 W 43RD STREET TENANT LLC

3120 139TH AVENUE SOUTHEAST TENANT LLC

315 EAST HOUSTON TENANT LLC

315 W 36TH STREET TENANT LLC

316 WEST 12TH STREET TENANT LLC

3200 PARK CENTER DRIVE TENANT LLC

3219 KNOX STREET TENANT LLC

3280 PEACHTREE ROAD NE TENANT LLC

33 ARCH STREET TENANT LLC

33 EAST 33RD STREET TENANT LLC

33 IRVING TENANT LLC

330 NORTH WABASH TENANT LLC

3300 N. INTERSTATE 35 TENANT LLC

332 S MICHIGAN TENANT LLC

333 WEST SAN CARLOS TENANT LLC

3365 PIEDMONT ROAD TENANT LLC

By:	/s/ Andre Fernandez

Name:	Andre Fernandez

Title:	Chief Financial Officer & Treasurer

[Signature Page to Fourteenth Supplemental Indenture]

340 BRYANT STREET HQ LLC

345 4TH STREET TENANT LLC

345 WEST 100 SOUTH TENANT LLC

35 EAST 21ST STREET HQ LLC

353 SACRAMENTO STREET TENANT LLC

35-37 36TH STREET TENANT LLC

360 NW 27TH STREET TENANT LLC

3600 BRIGHTON BOULEVARD TENANT LLC

38 WEST 21ST STREET TENANT LLC

385 5TH AVENUE Q LLC

3900 W ALAMEDA AVE TENANT LLC

391 SAN ANTONIO ROAD TENANT LLC

40 WATER STREET TENANT LLC

400 CALIFORNIA STREET TENANT LLC

400 CAPITOL MALL TENANT LLC

400 CONCAR DRIVE TENANT LLC

400 LINCOLN SQUARE TENANT LLC

400 SPECTRUM CENTER DRIVE TENANT LLC

4005 MIRANDA AVE TENANT LLC

401 SAN ANTONIO ROAD TENANT LLC

404 FIFTH AVENUE TENANT LLC

4041 MACARTHUR BOULEVARD TENANT LLC

405 MATEO STREET TENANT LLC

408 BROADWAY TENANT LLC

410 NORTH SCOTTSDALE ROAD TENANT LLC

414 WEST 14TH STREET HQ LLC

415 MISSION STREET TENANT LLC

419 PARK AVENUE SOUTH TENANT LLC

420 5TH AVENUE Q LLC

420 COMMERCE STREET TENANT LLC

424-438 FIFTH AVENUE TENANT LLC

428 BROADWAY TENANT LLC

429 LENOX AVE TENANT LLC

430 PARK AVENUE TENANT LLC

4311 11TH AVENUE NORTHEAST TENANT LLC

433 HAMILTON AVENUE TENANT LLC

437 5TH AVENUE Q LLC

437 MADISON AVENUE TENANT LLC

44 EAST 30TH STREET HQ LLC

44 MONTGOMERY STREET TENANT LLC

44 WALL STREET HQ LLC

448 NORTH LASALLE STREET TENANT LLC

45 WEST 18TH STREET TENANT LLC

By:	/s/ Andre Fernandez

Name:	Andre Fernandez

Title:	Chief Financial Officer & Treasurer

[Signature Page to Fourteenth Supplemental Indenture]

450 LEXINGTON TENANT LLC

460 PARK AVE SOUTH TENANT LLC

460 WEST 50 NORTH TENANT LLC

475 SANSOME ST TENANT LLC

483 BROADWAY TENANT LLC

49 WEST 27TH STREET HQ LLC

490 BROADWAY TENANT LLC

50 W 28TH STREET TENANT LLC

500 11 TH AVE NORTH TENANT LLC

500 7TH AVENUE TENANT LLC

501 BOYLSTON STREET TENANT LLC

501 EAST KENNEDY BOULEVARD TENANT LLC

501 EAST LAS OLAS BLVD TENANT LLC

501 EASTLAKE TENANT LLC

5049 EDWARDS RANCH TENANT LLC

505 MAIN STREET TENANT LLC

505 PARK AVENUE Q LLC

50-60 FRANCISCO STREET TENANT LLC

511 W 25TH STREET TENANT LLC

515 FOLSOM STREET TENANT LLC

515 N STATE STREET TENANT LLC

5161 LANKERSHIM BOULEVARD TENANT LLC

5215 NORTH O’CONNOR BOULEVARD TENANT LLC

524 BROADWAY TENANT LLC

525 BROADWAY TENANT LLC

53 BEACH STREET TENANT LLC

540 BROADWAY Q LLC

545 BOYLSTON STREET Q LLC

546 5TH AVENUE TENANT LLC

550 7TH AVENUE HQ LLC

550 KEARNY STREET HQ LLC

57 E 11TH STREET TENANT LLC

575 5TH AVENUE TENANT LLC

575 LEXINGTON AVENUE TENANT LLC

5750 WILSHIRE BOULEVARD TENANT LLC

5960 BERKSHIRE LANE TENANT LLC

599 BROADWAY TENANT LLC

6 EAST 32ND STREET WW Q LLC

600 B STREET TENANT LLC

600 CALIFORNIA STREET TENANT LLC

600 H APOLLO TENANT LLC

6001 CASS AVENUE TENANT LLC

601 SOUTH FIGUEROA STREET TENANT LLC

606 BROADWAY TENANT LLC

By:	/s/ Andre Fernandez

Name:	Andre Fernandez

Title:	Chief Financial Officer & Treasurer

[Signature Page to Fourteenth Supplemental Indenture]

609 5TH AVENUE TENANT LLC

609 GREENWICH STREET TENANT LLC

609 MAIN STREET TENANT LLC

611 NORTH BRAND BOULEVARD TENANT LLC

615 S. TENANT LLC

625 MASSACHUSETTS TENANT LLC

625 WEST ADAMS STREET TENANT LLC

63 MADISON AVENUE TENANT LLC

65 EAST STATE STREET TENANT LLC

650 CALIFORNIA STREET TENANT LLC

6543 SOUTH LAS VEGAS BOULEVARD TENANT LLC

655 MONTGOMERY ST TENANT LLC

655 NEW YORK AVENUE NORTHWEST TENANT LLC

660 J STREET TENANT LLC

660 NORTH CAPITOL ST NW TENANT LLC

6655 TOWN SQUARE TENANT LLC

67 IRVING PLACE TENANT LLC

6900 NORTH DALLAS PARKWAY TENANT LLC

695 TOWN CENTER DRIVE TENANT LLC

7 WEST 18TH STREET TENANT LLC

700 K STREET NW TENANT LLC

700 SW 5TH TENANT LLC

708 MAIN ST TENANT LLC

71 5TH AVENUE TENANT LLC

71 STEVENSON STREET Q LLC

711 ATLANTIC AVENUE TENANT LLC

725 PONCE DE LEON AVE NE TENANT LLC

7272 WISCONSIN AVENUE TENANT LLC

729 WASHINGTON AVE TENANT LLC

7300 DALLAS PARKWAY TENANT LLC

731 SANSOME STREET TENANT LLC

75 ARLINGTON STREET TENANT LLC

75 E SANTA CLARA STREET TENANT LLC

75 ROCK PLZ TENANT LLC

750 LEXINGTON AVENUE TENANT LLC

750 WHITE PLAINS ROAD TENANT LLC

755 SANSOME STREET TENANT LLC

756 W PEACHTREE TENANT LLC

77 SANDS TENANT LLC

77 SANDS WW CORPORATE TENANT LLC

77 SLEEPER STREET TENANT LLC

By:	/s/ Andre Fernandez

Name:	Andre Fernandez

Title:	Chief Financial Officer & Treasurer

[Signature Page to Fourteenth Supplemental Indenture]

7761 GREENHOUSE RD TENANT LLC

777 6TH STREET NW TENANT LLC

78 SW 7TH STREET TENANT LLC

8 W 40TH STREET TENANT LLC

800 BELLEVUE WAY TENANT LLC

800 MARKET STREET TENANT LLC

800 NORTH HIGH STREET TENANT LLC

801 B. SPRINGS ROAD TENANT LLC

808 WILSHIRE BOULEVARD TENANT LLC

820 18TH AVE SOUTH TENANT LLC

821 17TH STREET TENANT LLC

83 MAIDEN LANE Q LLC

830 BRICKELL PLAZA TENANT LLC

830 NE HOLLADAY STREET TENANT LLC

8305 SUNSET BOULEVARD HQ LLC

8687 MELROSE AVENUE TENANT LLC

8687 MELROSE GREEN TENANT LLC

88 U PLACE TENANT LLC

880 3RD AVE TENANT LLC

881 PEACHTREE STREET NORTHEAST TENANT LLC

8910 UNIVERSITY CENTER LANE TENANT LLC

90 SOUTH 400 WEST TENANT LLC

901 NORTH GLEBE ROAD TENANT LLC

901 WOODLAND ST TENANT LLC

902 BROADWAY TENANT LLC

920 5TH AVE TENANT LLC

920 SW 6TH AVENUE TENANT LLC

9200 TIMPANOGOS HIGHWAY TENANT LLC

925 4TH AVENUE TENANT LLC

925 N LA BREA AVE TENANT LLC

9777 WILSHIRE BOULEVARD Q LLC

980 6TH AVENUE TENANT LLC

9830 WILSHIRE BOULEVARD TENANT LLC

99 CHAUNCY STREET Q LLC

99 HIGH STREET TENANT LLC

BIRD INVESTCO LLC

CITIES BY WE LLC

COMMON DESK DAYMAKER LLC

COMMON DESK HOLDINGS LLC

EUCLID LLC

FIELDLENS LLC

FIVE HUNDRED FIFTH AVENUE HQ LLC

INSURANCE SERVICES BY WEWORK LLC

LEGACY TENANT LLC

By:	/s/ Andre Fernandez

Name:	Andre Fernandez

Title:	Chief Financial Officer & Treasurer

[Signature Page to Fourteenth Supplemental Indenture]

MAILROOM BAR AT 110 WALL LLC

ONE GOTHAM CENTER TENANT LLC

ONE METROPOLITAN SQUARE TENANT LLC

PARKMERCED PARTNER LLC

PLAY BY WEWORK LLC

POWERED BY WE LLC

PROJECT CAESAR LLC

PROJECT STANDBY I LLC

PROLIFIC INTERACTIVE LLC

PXWE FACILITY & ASSET MANAGEMENT SERVICES LLC

SOUTH TRYON STREET TENANT LLC

SPACIOUS TECHNOLOGIES, LLC

THE HUB TENANT LLC

WALTZ MERGER SUB LLC

WE RISE SHELL LLC

WE WORK 154 GRAND LLC

WE WORK 349 5TH AVE LLC

WE WORK MANAGEMENT LLC

WE WORK RETAIL LLC

WEINSURE HOLDCO LLC

WELKIO LLC

WEWORK 156 2ND LLC

WEWORK 175 VARICK LLC

WEWORK 25 TAYLOR LLC

WEWORK 261 MADISON LLC

WEWORK 54 WEST 40TH LLC

WEWORK ASSET MANAGEMENT LLC

WEWORK COMMONS LLC

WEWORK COMPANIES PARTNER LLC

WEWORK CONSTRUCTION LLC

WEWORK HOLDINGS LLC

WEWORK INTERCO LLC

WEWORK LA LLC

WEWORK LABS ENTITY LLC

WEWORK LITTLE WEST 12TH LLC

WEWORK MAGAZINE LLC

WEWORK REAL ESTATE LLC

WEWORK SERVICES LLC

WEWORK SPACE SERVICES LLC

WEWORK WELLNESS LLC

WILDGOOSE I LLC

WW 1010 HANCOCK LLC

WW 107 SPRING STREET LLC

By:	/s/ Andre Fernandez

Name:	Andre Fernandez

Title:	Chief Financial Officer & Treasurer

[Signature Page to Fourteenth Supplemental Indenture]

WW 11 JOHN LLC

WW 110 WALL LLC

WW 111 WEST ILLINOIS LLC

WW 115 W 18TH STREET LLC

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WW 240 BEDFORD LLC

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WW ONSITE SERVICES AAG LLC

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WW ONSITE SERVICES LLC

By:	/s/ Andre Fernandez

Name:	Andre Fernandez

Title:	Chief Financial Officer & Treasurer

[Signature Page to Fourteenth Supplemental Indenture]

WW ONSITE SERVICES SFI LLC

WW ONSITE SERVICES SUM LLC

WW PROJECT SWIFT DEVELOPMENT LLC

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WW VENDORCO LLC

WWCO ARCHITECTURE HOLDINGS LLC

CD LOCATIONS, LLC

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COMMON COFFEE LLC

MISSIONU PBC

WEWORK SPACE SERVICES INC.

By:	/s/ Andre Fernandez

Name:	Andre Fernandez

Title:	Chief Financial Officer & Treasurer

[Signature Page to Fourteenth Supplemental Indenture]

700 NORTH MIAMI TENANT LLC WEWORK WORKPLACE LLC

By:	/s/ Andre Fernandez

Name:	Andre Fernandez

Title:	Chief Financial Officer & Treasurer

[Signature Page to Fourteenth Supplemental Indenture]

WEWORK INC.

By:	/s/ Andre Fernandez

Name:	Andre Fernandez

Title:	Chief Financial Officer

[Signature Page to Fourteenth Supplemental Indenture]

655 15TH STREET NW TENANT LLC 1701 RHODE ISLAND AVENUE NORTHWEST TENANT LLC 80 M STREET SE TENANT LLC

By:	/s/ Pamela Swidler

Name:	Pamela Swidler

Title:	Secretary

[Signature Page to Fourteenth Supplemental Indenture]